UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/27/2014

Model N, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35840

Delaware	77-0528806
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1800 Bridge Parkway
Redwood City, CA 94065
(Address of principal executive offices, including zip code)

(650) 610-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 1, 2014, Model N, Inc. issued a press release announcing its financial results for the second quarter fiscal year 2014, which ended March 31, 2014. A copy of the press release is attached as Exhibit 99.01 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On April 27, 2014, Sujan Jain provided notice to Model N of his intention to resign from his position as Senior Vice President and Chief Financial Officer of Model N, effective as of May 16, 2014.

(c) On April 29, 2014, Model N's board of directors appointed Mark Tisdel as Senior Vice President and Chief Financial Officer of Model N, effective as of May 26, 2014, to replace Mr. Jain. Mr. Tisdel, age 49, previously served as Chief Financial Officer of Model N from January 2008 to May 2010. Since April 2012, Mr. Tisdel has served as Chief Financial Officer of Steelwedge Software Inc., an integrated business solutions provider. From May 2010 to April 2012, Mr. Tisdel served as Chief Financial Officer of Spigit, Inc., a platform provider in the social enterprise market. Mr. Tisdel holds a B.S. in Accounting and Law from Clarkson University and an MBA from Wake Forest University - Babcock Graduate School of Management.

In connection with his service as Senior Vice President and Chief Financial Officer of Model N and pursuant to his offer letter, Mr. Tisdel will receive an annual base salary of $275,000, a bonus payment of up to $35,000, subject to certain conditions, and be granted an initial award of 111,234 restricted stock units, which award will vest over four years in equal annual installments beginning on May 15, 2015. Mr. Tisdel will also be eligible to receive a cash bonus up to $125,000, subject to the achievement of certain performance criteria.

In connection with his appointment, Model N will enter into its standard form of Indemnity Agreement with Mr. Tisdel. Pursuant to this agreement, subject to the exceptions and limitations provided therein, Model N will agree to hold harmless and indemnify Mr. Tisdel to the fullest extent authorized by its certificate of incorporation, bylaws and Delaware law, and against any and all expenses, judgments, fines and settlement amounts actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding arising out of his services as an executive officer. The foregoing description is qualified in its entirety by the full text of the form of Indemnity Agreement, which was filed as Exhibit 10.01 to our Form S-1 Registration Statement filed on March 12, 2013 and which exhibit is incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure

On May 1, 2014, Model N issued a press release announcing it has appointed Mark Tisdel as Senior Vice President and Chief Financial Officer and Shail Khiyara and Senior Vice President and Chief Marketing Officer. A copy of the press release is attached as Exhibit 99.02 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.
The following exhibits are furnished herewith:
Exhibit
Number                 Description

99.01                 Press Release entitled "Model N Announces Second Quarter Fiscal 2014 Financial Results," dated May 1, 2014.
99.02                Press Release entitled "Model N Welcomes New Chief Financial Officer and Chief Marketing Officer," dated May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Model N, Inc.

Date: May 01, 2014	By:	/s/ Sujan Jain
Sujan Jain
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.01	Press Release entitled "Model N Announces Second Quarter Fiscal 2014 Financial Results," dated May 1, 2014.
EX-99.02	Press Release entitled "Model N Welcomes New Chief Financial Officer and Chief Marketing Officer," dated May 1, 2014.